Exhibit 10.3.2

SYNTROLEUM CORPORATION

Director Stock Option Agreement

CONFIDENTIAL

This Stock Option Agreement (the “Agreement”) is made effective as of the 1st day of January             , by and between Syntroleum Corporation, a Delaware corporation (the “Company”) and                      (“Grantee”), and evidences the grant by the Company of an option to Grantee to purchase shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to action of the Board of Directors on January 1,              (the “Date of Grant”) and Grantee’s acceptance of the option in accordance with the provisions of the Syntroleum Corporation Stock Option Plan for Outside Directors (the “Plan”). Capitalized terms used in this Agreement but not otherwise defined in this Agreement shall have the meanings as set forth in the Plan.

In consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Grantee agree as follows.

1. Grant of option and Exercise Price. The Company grants to Grantee the option (the “Option”) to purchase              shares of Common Stock at an exercise price of $             per share, the Fair Market Value of the Company’s Common Stock on the Date of Grant, subject to the terms and conditions of this Agreement and of the Plan, the provisions of which are incorporated into this Agreement by this reference.

2. Vesting and Exercise Schedule. The amount of the Option which shall become vested shall be determined on the first annual anniversary of Date of Grant by multiplying the total number of shares covered by the Option by a percentage equal to the percentage of total Board meetings attended by Grantee during the preceding year. Those shares covered by the Option which have not vested at the time of such determination shall terminate. Beginning on the first annual anniversary of the Date of Grant, that number of shares covered by the Option which shall have become vested shall be exercisable for the full term of the Option unless terminated in accordance with this Agreement and the Plan. The Option may be exercised from time to time with respect to all or any number of the then vested and unexercised shares on any regular business day of the Company at its then executive offices, beginning on the first annual anniversary of the Date of Grant and continuing until the earliest to occur of the following dates: (a) the tenth anniversary of the Date of Grant; (b) three years after the date of Grantee’s termination of membership as a Director on the Company’s Board of Directors by reason of death, disability, retirement or an unsuccessful attempt to win reelection to the Company’s Board of Directors after nomination for election at the recommendation of the Board of Directors; or (c) the date 30 days following the date upon which Grantee’s membership as a Director on the Company’s Board of Directors terminates for any reason other than those described in subsection (b) of this Section 2.

3. Exercise.

3.01 Person Eligible to Exercise. During the lifetime of Grantee, only the Grantee may exercise the Option (or any portion thereof). After the death of Grantee, any exercisable portion of

Syntroleum Corporation – Director Stock Option Agreement

CONFIDENTIAL

the Option may, prior to the time when such portion becomes unexercisable under the Plan or this Agreement, be exercised by Grantee’s personal representative or by any person empowered to do so under Grantee’s will or under the then applicable laws of descent and distribution.

3.02 Partial Exercise. At any time and from time to time during the period in which the Option is exercisable under the Plan and this Agreement and prior to the time when the Option or exercisable portion thereof becomes unexercisable under the Plan or this Agreement, the Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and any partial exercise of the Option shall be with respect to not less than 100 shares (or such lesser remaining number of shares subject to the Option).

3.03 Manner of Exercise. At any time and from time to time during the period in which the Option is exercisable under the Plan and this Agreement, the Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when the Option or such portion becomes unexercisable under the Plan or this Agreement:

(a) Notice in writing signed by Grantee or other person then entitled to exercise the Option or portion, stating that the Option or portion is exercised, such notice complying with all applicable rules established by the Chief Financial Officer of the Company;

(b) Full payment (in cash or by check) for the shares with respect to which the Option or portion is thereby exercised or, with the consent of the Chief Financial Officer of the Company, (i) shares of the Company’s Common Stock owned by Grantee duly endorsed for transfer to the Company, or (ii) subject to the timing requirements of Section 3.04, shares of the Company’s Common Stock issuable to Grantee upon exercise of the Option, in either case with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised, or (iii) a full recourse promissory note bearing interest (at a rate as shall at least preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Chief Financial Officer; or (iv) with the consent of the Chief Financial Officer of the Company, any combination of the consideration provided in the foregoing subsections (b) (i), (ii) or (iii). The Chief Financial Officer may also prescribe the form of any note and the security to be given for such note. The Option may not, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law;

(c) The payment to the Company of all amounts, if any, which it is required to withhold under federal, state or local law in connection with the exercise of the Option. With the consent of the Chief Financial Officer of the Company, (i) shares of the Company’s Common Stock owned by Grantee duly endorsed for transfer, or (ii) subject to the timing requirements of Section 3.04, shares of the Company’s Common Stock issuable to Grantee upon exercise of the Option, in either case valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment.

Syntroleum Corporation – Director Stock Option Agreement

CONFIDENTIAL

(d) Such representations and documents as the Chief Financial Officer of the Company deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Chief Financial Officer of the Company may also take whatever additional actions he deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

(e) In the event that the Option or portion thereof shall be exercised pursuant to Section 3.01 by any person or persons other than Grantee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

3.04 Certain Timing Requirements. Shares of the Company’s Common Stock issuable to Grantee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only with the prior approval of the Chief Financial Officer of the Company and (a) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date, or (b) pursuant to an irrevocable written election by Grantee to use shares of the Company’s Common Stock issuable to Grantee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

3.05 Conditions to Issuance of Stock Certificates. The shares of Common Stock issuable and deliverable to Grantee upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares of Common Stock which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common stock purchased upon the exercise of any Option nor portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law or under the filings or regulations of the Securities and Exchange Commission or any other federal or state governmental regulatory body, which the Chief Financial Officer of the Company shall determine to be necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Chief Financial Officer of the Company shall determine to be necessary or advisable;

(d) The payment to the Company (or other employer corporation) of all taxes and other amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

Syntroleum Corporation – Director Stock Option Agreement

CONFIDENTIAL

(e) The lapse of such reasonable period of time following the exercise of the Option as the Chief Financial Officer of the Company may establish from time to time for reasons of administrative convenience.

3.06 Issuance of Shares. As soon as practicable after receipt of an effective written notice of exercise and full payment of the exercise price as provided in this Section 3 above, the Secretary of the Company shall cause ownership of the appropriate number of shares of Common Stock to be issued to the person or persons exercising the Option by having a certificate or certificates for such number of shares registered in the name of such person or persons and shall have each certificate delivered to the appropriate person. Each such certificate shall bear a legend describing (a) the Company’s right of first refusal in the event such person desires or attempts to transfer such shares, as set forth in Section 4, and (b) the restrictions imposed by applicable state and federal securities laws, as described in Section 5.03, to the extent applicable.

3.07 Rights as a Shareholder. Grantee shall not be, nor have any of the rights or privileges of a shareholder of the Company in respect to any shares of Common Stock purchasable upon the exercise of any part of the Option unless and until certificates representing such shares of Common Stock have been issued by the Company to Grantee.

3.08 Transfer Restrictions. Unless otherwise approved in writing by the Board of Directors of the Company, no shares of Common Stock acquired upon exercise of the Option by Grantee may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that the Option was granted.

4. Miscellaneous.

4.01 Assignment. Neither the Option nor any interest or right therein or part thereof nor any rights under this Agreement shall be liable for the debts, contracts or engagements of Grantee or his successors in interest or shall be assigned or otherwise subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted assignment or disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 4.01 shall prevent transfers by will or by the applicable laws of descent and distribution. The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and permitted assigns of Grantee.

4.02 Status as Director. Nothing in this Agreement shall confer upon Grantee any right to continue as a director of the Company or shall interfere with or restrict in any way the rights of the Company and its shareholders, which are hereby expressly reserved, to remove Grantee at any time for any reason whatsoever, with or without case.

4.03 Federal and State Securities Laws. This Option may not be exercised if the issuance of shares of the Company’s Common Stock upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. Grantee, as a condition to his exercise of this Option, shall represent to the Company that the shares of the Company’s Common

Syntroleum Corporation – Director Stock Option Agreement

CONFIDENTIAL

Stock to be acquired by exercise of this Option are being acquired for investment and not with a present view to distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under the Securities Act or any other applicable law, regulation, or rule of any governmental agency.

4.04 Confidentiality. Grantee agrees not to disclose to any person, directly or indirectly, the terms of this Agreement or any other matters relating to the Option or the shares, including the number of shares subject to the Option or purchased hereunder, without the prior consent of the Company.

4.05 Sole Party in Interest. Grantee is the sole party in interest with respect to the grant of the Option and issuance of the underlying shares of Common Stock and has sufficient knowledge and experience in financial and business matters to enable him to evaluate the merits and risks of this investment.

4.06 Speculative Investment. Grantee recognizes the speculative nature and the high risk of loss associated with the grant of the Option and issuance of the underlying shares of Common Stock of Common Stock and affirms that the transaction is suitable and consistent with Grantee’s investment program and financial situation, which enables Grantee to bear the high risk of this investment.

4.07 Reorganization; Recapitalization. The existence of the Option granted in this Agreement shall not affect in any way the right or the power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or preceding, whether of a similar character or otherwise.

4.08 Notice. Every notice or other communication relating to this Agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, however, that unless and until some other address be so designated, all notices or communications by Grantee to the Company shall be mailed or delivered to the Company at the offices of its Secretary at Suite 1100, 1350 S. Boulder, Tulsa, Oklahoma 74119, and all notice or communications by the Company to Grantee may be given to Grantee personally or may be mailed to him.

4.09 Governing Law. The validity and effect of this Agreement and the rights and obligations of the parties, and all other persons affected by this Agreement shall be construed and determined in accordance with the laws of the State of Oklahoma.

Syntroleum Corporation – Director Stock Option Agreement

CONFIDENTIAL

IN WITNESS WHEREOF, the Company, by its duly authorized officer, and Grantee have signed this Agreement as of the date first above written.

COMPANY:

SYNTROLEUM CORPORATION

By:

Syntroleum Corporation. 4322 South 49th West Avenue Tulsa, Oklahoma 74107

GRANTEE:

By: